Exhibit 99.906.CERT


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Jean Bernhard Buttner, Chairman and President of the Value Line Tax Exempt Fund,Inc. (the "Registrant"), certify that:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





     Date: October 31, 2003
           ----------------


                                           By: /s/ Jean Bernhard Buttner
                                               -------------------------
                                                   Jean Bernhard Buttner
                                                   Chairman and President
                                                 Value Line Tax Exempt Fund,Inc.

                                                             Exhibit 99.906.CERT


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Tax Exempt Fund,Inc. (the "Registrant"), certify that:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





     Date: October 31, 2003
           ----------------


                                               By: /s/ David T. Henigson
                                                   ---------------------
                                                       David T. Henigson
                                          Vice President and Secretary/Treasurer
                                                 Value Line Tax Exempt Fund,Inc.